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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 1, 2000


                       INVERNESS MEDICAL TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-20871                 04-3164127
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                200 PROSPECT STREET, WALTHAM, MASSACHUSETTS 02453
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 647-3900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5 - OTHER EVENTS

         This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Inverness Medical Technology, Inc. event date November 1, 2000. This Current Report on Form 8-K/A is filed for the purpose of filing updated financial statements required by Item 7(c).


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

         Exhibit 99.2 -- Inverness Medical Technology, Inc. Unaudited Pro
                         Forma Combined Condensed Financial Statements.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INVERNESS MEDICAL TECHNOLOGY, INC.

                                             /s/ Duane L. James
Date: November 21, 2000                      ----------------------------------
                                             Duane L. James
                                             Vice President of Finance



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION


Exhibit 99.2 -- Inverness Medical Technology, Inc. Unaudited Pro
                Forma Combined Condensed Financial Statements.









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